UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2017

HOVNANIAN ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8551 (Commission File Number)	22-1851059 (I.R.S. Employer Identification No.)

110 West Front Street
P.O. Box 500
Red Bank, New Jersey 07701
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.     Submission of Matters to a Vote of Security Holders.

On March 14, 2017, Hovnanian Enterprises, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) at 10:30 a.m., Eastern time, at Belmond Charleston Place, 205 Meeting Street, Charleston, South Carolina, 29401. The matters voted upon at the 2017 Annual Meeting and the final results of the votes were as follows:

(1)     Election of all directors of the Company to hold office until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified. Abstentions and broker non-votes had no effect on the outcome because such shares were not considered votes cast. The elected directors were:

	Votes For	Votes Against	Abstentions	Broker Non-Votes

A. Hovnanian	195,510,874	2,066,615	130,395	59,909,379
R. Coutts	186,957,140	10,328,961	421,783	59,909,379
E. Kangas	186,834,332	10,451,506	422,046	59,909,379
J. Marengi	186,856,061	10,410,502	441,321	59,909,379
V. Pagano	195,249,403	2,013,428	445,053	59,909,379
J. Sorsby	194,095,235	3,162,561	450,088	59,909,379
S. Weinroth	185,105,542	12,160,194	442,148	59,909,379

(2)     Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2017. Abstentions had no effect on the outcome because such shares were not considered votes cast.  There were no broker non-votes.

Votes For	Votes Against	Abstentions	Broker Non-Votes
255,153,438	2,236,635	227,190	–

(3)     Non-binding advisory vote on approval of compensation of the Company’s named executive officers as disclosed in the proxy statement. Abstentions and broker non-votes had no effect on the outcome because such shares were not considered votes cast.

Votes For	Votes Against	Abstentions	Broker Non-Votes
177,389,626	19,717,803	600,455	59,909,379

(4)      Non-binding advisory vote on whether a shareholder advisory vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years. Abstentions and broker non-votes had no effect on the outcome because such shares were not considered votes cast.

Votes For One Year	Votes For Two Years	Votes For Three Years	Abstentions	Broker Non-Votes
195,929,975	571,623	680,822	525,464	–

As disclosed above, a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock voting together voted, in a non-binding advisory vote, in favor of having a shareholder vote to approve the compensation of Company’s named executive officers every year. In light of such vote, and consistent with the Company’s recommendation, the Company’s Board of Directors determined that it currently intends to include an advisory vote to approve the compensation of the Company’s named executive officers every year until the next required vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC. (Registrant)
By:	/s/ Michael Discafani
Name: Michael Discafani Title: Vice President, Corporate Counsel and Secretary

Date: March 16, 2017

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